Exhibit 99.1

Resideo Announces Public Offering of Common Stock

AUSTIN, Texas, Nov. 16, 2020 — Resideo Technologies, Inc. (NYSE:REZI) (“Resideo”) today announced that it has commenced an underwritten public offering of 17,000,000 shares of its common stock.

Resideo intends to use the net proceeds of this offering to repay borrowings under its revolving credit facility and for general corporate purposes, including funding growth investments and potential acquisitions.

Morgan Stanley and Evercore ISI are acting as lead joint book-running managers on the transaction. BofA Securities and J.P. Morgan are acting as additional bookrunners on the transaction. The underwriters will have the option to purchase up to an aggregate of 2,550,000 additional shares of common stock from Resideo.

The shares are being offered pursuant to an effective shelf registration statement that has been filed with the Securities and Exchange Commission (the “SEC”). This press release does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, or solicitation to buy, if at all, will be made solely by means of a prospectus and related prospectus supplement filed with the SEC. You may obtain these documents without charge from the SEC at www.sec.gov. Alternatively, you may request copies of these materials from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, or from Evercore Group L.L.C, Attn: Equity Capital Markets, 55 East 52nd Street, 36th Floor, New York, New York 10055, by email at ecm.prospectus@evercore.com, or by telephone at (888) 474-0200.

About Resideo

Resideo is a global manufacturer and distributor of technology-driven products and solutions that provide comfort, security, energy efficiency and control to customers worldwide. Our ADI Global Distribution business is also a wholesale distributor of low-voltage security products with a global footprint serving commercial and residential end markets. Our primary focus is on the professional channel.

Forward-Looking Statements

This release contains “forward-looking statements,” including statements relating to the proposed offering and the anticipated use of the net proceeds from the offering. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of Resideo to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties related to the completion of the offering on the anticipated terms or at all, market conditions, the satisfaction of customary closing conditions related to the offering, general economic, industry or political conditions, including the impact of the COVID-19 pandemic, and the other risks described under the headings “Risk Factors” and “Cautionary Statement

Concerning Forward-Looking Statements” in our preliminary prospectus supplement filed November 16, 2020, our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended September 26, 2020 and other periodic filings we make from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Contacts:
Investors:	Media:
Jason Willey	Oliver Clark
investorrelations@resideo.com	oliver.clark@resideo.com

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